UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2019 (June 6, 2019)

HAYMAKER ACQUISITION CORP. II

(Exact name of registrant as specified in its charter)

Delaware	001-38931	83-3642865
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Fifth Avenue

Floor 10

New York, NY 10019

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 616-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	HYACU	The NASDAQ Stock Market LLC

Class A Common Stock, par value $0.0001 per share	HYAC	The NASDAQ Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	HYACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 11, 2019, Haymaker Acquisition Corp. II (the “Company”) consummated its initial public offering (the “IPO”) of 40,000,000 units (the “Units”), including 5,000,000 Units issued pursuant to the partial exercise of the underwriter’s over-allotment option. Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”), and one-third of one redeemable warrant of the Company (“Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $400,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statement on Form S-1 (File No. 333-231617) related to the IPO, originally filed with the U.S. Securities and Exchange Commission (the “Commission”) on May 20, 2019 (as amended, the “Registration Statement”):

•	An Underwriting Agreement, dated June 6, 2019, by and among the Company and Cantor Fitzgerald & Co., a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.

•

A Warrant Agreement, dated June 6, 2019, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.

•

A Letter Agreement, dated June 6, 2019, by and among the Company, its officers, its directors and the Company’s sponsor, Haymaker Sponsor II LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated June 6, 2019, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

•	A Registration Rights Agreement, dated June 6, 2019, by and between the Company and certain securityholders, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

•	An Administrative Support Agreement, dated June 6, 2019, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.

•

A Private Placement Warrants Purchase Agreement, dated June 6, 2019, (the “Sponsor Private Placement Warrants Purchase Agreement”), by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.

•

A Private Placement Warrants Purchase Agreement, dated June 6, 2019, (the “Cantor/Stifel Private Placement Warrants Purchase Agreement,” and collectively with the Sponsor Private Placement Warrants Purchase Agreement, the “Private Placement Warrants Purchase Agreements”), by and among the Company, Cantor Fitzgerald & Co. and Stifel, Nicolaus & Company, Incorporated, a copy of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Warrants Purchase Agreements, the Company completed the private sale of an aggregate of 6,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant to the Sponsor, Cantor Fitzgerald & Co. and Stifel, Nicolaus & Company, Incorporated, generating gross proceeds to the Company of $9,000,000. The Private Placement Warrants are identical to the Warrants sold as part of the Units in the IPO, except that each of the Sponsor, Cantor Fitzgerald & Co. and Stifel, Nicolaus & Company, Incorporated has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants are also not redeemable by the Company so long as they are held by the Sponsor, Cantor Fitzgerald & Co. and Stifel, Nicolaus & Company, Incorporated or their respective permitted transferees. In addition, as long as the Private Placement Warrants are held by Cantor Fitzgerald & Co. and Stifel, Nicolaus & Company, Incorporated or their respective designees, the Private Placement Warrants may not be exercised after the five year anniversary of the effective date of the Registration Statement. No underwriting discounts or commissions were paid with respect to such sale. The issuance of the Private Placement Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On June 6, 2019, in connection with the IPO, the Company filed its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, effective the same day. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and incorporated herein by reference.

Item 8.01. Other Events.

A total of $400,000,000, comprised of $391,000,000 of the proceeds from the IPO (which amount includes $15,000,000 of the underwriter’s deferred discount) and $9,000,000 of the proceeds of the sale of the Private Placement Warrants, was placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes (and up to $100,000 of interest to pay dissolution expenses), the funds held in the trust account will not be released from the trust account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of any of the Company’s public shares properly submitted in connection with a stockholder vote to amend the Company’s amended and restated certificate of incorporation (a) to modify the substance or timing of its obligation to redeem 100% of the Company’s public shares if it does not complete its initial business combination within 24 months from the closing of the IPO or (b) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity and (iii) the redemption of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO, subject to applicable law.

On June 6, 2019, the Company issued a press release announcing the pricing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On June 11, 2019, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

1.1	Underwriting Agreement, dated June 6, 2019, by and among the Company and Cantor Fitzgerald & Co.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement, dated June 6, 2019, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

10.1	Letter Agreement, dated June 6, 2019, by and among the Company, its officers, its directors and the Sponsor.

10.2	Investment Management Trust Agreement, dated June 6, 2019, by and between the Company and Continental Stock Transfer & Trust Company, as trustee.

10.3	Registration Rights Agreement, dated June 6, 2019, by and among the Company and certain securityholders.

10.4	Administrative Support Agreement, dated June 6, 2019, by and between the Company and the Sponsor.

10.5	Private Placement Warrants Purchase Agreement, dated June 6, 2019, by and between the Company and the Sponsor.

10.6	Private Placement Warrants Purchase Agreement, dated June 6, 2019, by and among the Company, Cantor Fitzgerald & Co. and Stifel, Nicolaus & Company, Incorporated.

99.1	Press Release, dated June 6, 2019.

99.2	Press Release, dated June 11, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAYMAKER ACQUISITION CORP. II

By:	/s/ Christopher Bradley
	Name:	Christopher Bradley
	Title:	Chief Financial Officer

Dated: June 12, 2019